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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  May 22, 1996
                 Date of Earliest Event Reported: May 22, 1996

                            TCI COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

              0-5550                           84-0588868
     (Commission File Number)    (I.R.S. Employer Identification No.)

                                TERRACE TOWER II
                                5619 DTC PARKWAY
                         ENGLEWOOD, COLORADO 80111-3000
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (303) 267-5500

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ITEM 5.  OTHER EVENTS.
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     Pursuant to a Registration Statement on Form S-3 (File No. 33-64525) (the
"Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on January 24, 1996, the Registrant and four Delaware business trusts (the "Business Trusts") registered subordinated debt securities of the Company, preferred securities of the Business Trusts, guarantees of such preferred securities by the Company and certain back-up undertakings of the Company (the "Registered Securities"), for delayed or continuous offering to the public pursuant to Rule 415 under the Act, for a maximum aggregate initial offering price of $1 billion. Reference is made to the Registration Statement for further information concerning the terms of the Registered Securities and the offering thereof.

     On May 17, 1996, a Purchase Agreement (the "Underwriting Agreement"), substantially in the form of Exhibit 1 to the Registration Statement, was executed by the Registrant, TCI Communications Financing II (one of the four Business Trusts referred to above)("Trust II") Lehman Brothers Inc., Bear Stearns & Co. Inc., A.G. Edwards & Sons, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, Prudential Securities, Incorporated and Smith Barney Inc., as representatives of the several underwriters named therein (the "Underwriters"), providing for the sale by Trust II to, and the offering to the public by, the Underwriters of $500,000,000 aggregate liquidation amount of Trust II's Trust Preferred Securities ("Preferred Securities"). In connection with the capitalization of Trust II, the Registrant will purchase Trust II's common securities ("Common Securities") for $15,463,925. The aggregate proceeds of the sale of the Preferred Securities and the Common Securities ($515,463,925) are to be used to purchase subordinated debt securities of the Company, designated its "10% Subordinated Deferrable Interest Notes Due May 31, 2045" (the "Notes").

     The sale of the Preferred Securities to the Underwriters pursuant to the Underwriting Agreement, and the sale of the Common Securities to the Registrant, were consummated on May 22, 1996. The gross proceeds to Trust II from the sale of the Preferred Securities and the Common Securities were used to purchase Notes with an aggregate principal amount of $515, 463,925.

     The Underwriting Agreement is filed as Exhibit 1.1 hereto. The Notes were issued pursuant to an Indenture, dated as of January 29, 1995, between the Registrant and The Bank of New York, as trustee, in the form filed as Exhibit 1 to the Registration Statement, and a Second Supplemental Indenture, dated as of May 22, 1996 (the "Supplemental Indenture"), between the Registrant and the Bank of New York, as trustee. The Supplemental Indenture, which is substantially in the form of Exhibit 4.14 to the Registration Statement, is filed as Exhibit 4 hereto.

     The opinion of Richards, Layton & Finger, special Delaware counsel to the Company and Trust II, concerning certain legal matters with respect to the validity of the Preferred Securities is filed as Exhibit 5 hereto. Such opinion includes the consent of Richards, Layton & Finger to the reference to its name in the Prospectus Supplement referred to below.

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     The Preferred Securities were offered and sold pursuant to a Prospectus
Supplement, dated May 17, 1996 (the "Prospectus Supplement"), and a Prospectus, dated January 24, 1996, which have been filed under the Act pursuant to Rule 424(b). In connection with the discussion in the Prospectus Supplement under the caption "Certain Federal Income Tax Matters," Baker & Botts, L.L.P., counsel to the Registrant and Trust II, has rendered its opinion with respect to certain tax matters. Such opinion, which includes the consent of Baker & Botts, L.L.P. to the reference to its name in the Prospectus Supplement, is filed as Exhibit 8 hereto.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreement, the Supplemental Indenture and the opinons and consents of Baker & Botts, L.L.P. and Richard, Layton & Finger to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreement, the Supplemental Indenture, the opinions and consents of Baker & Botts, L.L.P. and Richards, Layton & Finger or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     The following exhibits are being filed with this Form 8-K:

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   1  Purchase Agreement, dated as of May 17,
      1996, among the Registrant, TCI
      Communications Financing II and the
      underwriters named therein

   4  Second Supplemental Indenture, dated May
      22, 1996, between the Registrant and The
      Bank of New York, as trustee

   5  Opinion of Richards, Layton & Finger
      regarding the validity of the preferred
      securities under Delaware law.

   8 Opinion of Baker & Botts, L.L.P. regarding certain tax matters.

23.1  Consent of Richards, Layton & Finger
      (included in Exhibit 5).

23.2  Consent of Baker & Botts, L.L.P. (included in
      Exhibit 8).

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 1996
                                        TCI COMMUNICATIONS, INC.
                                        (Registrant)


                                        By:  /s/ Stephen M. Brett
                                            ________________________________
                                            Name: Stephen M. Brett
                                            Title: Senior Vice President

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